Exhibit 24

NORTHERN OIL AND GAS, INC.

Power of Attorney

of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORTHERN OIL AND GAS, INC., a Minnesota corporation, does hereby make, constitute and appoint MICHAEL L. REGER and THOMAS W. STOELK, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and such other debt securities as are deemed necessary or desirable for creation, issue, and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 29th day of May, 2012.

/s/ Robert Grabb
Robert Grabb

NORTHERN OIL AND GAS, INC.

Power of Attorney

of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORTHERN OIL AND GAS, INC., a Minnesota corporation, does hereby make, constitute and appoint MICHAEL L. REGER and THOMAS W. STOELK, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and such other debt securities as are deemed necessary or desirable for creation, issue, and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 29th day of May, 2012.

/s/ Delos Cy Jamison
Delos Cy Jamison

NORTHERN OIL AND GAS, INC.

Power of Attorney

of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORTHERN OIL AND GAS, INC., a Minnesota corporation, does hereby make, constitute and appoint MICHAEL L. REGER and THOMAS W. STOELK, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and such other debt securities as are deemed necessary or desirable for creation, issue, and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 29th day of May, 2012.

/s/ Jack King
Jack King

NORTHERN OIL AND GAS, INC.

Power of Attorney

of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORTHERN OIL AND GAS, INC., a Minnesota corporation, does hereby make, constitute and appoint MICHAEL L. REGER and THOMAS W. STOELK, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and such other debt securities as are deemed necessary or desirable for creation, issue, and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 29th day of May, 2012.

/s/ Lisa Meier
Lisa Meier

NORTHERN OIL AND GAS, INC.

Power of Attorney

of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORTHERN OIL AND GAS, INC., a Minnesota corporation, does hereby make, constitute and appoint MICHAEL L. REGER and THOMAS W. STOELK, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and such other debt securities as are deemed necessary or desirable for creation, issue, and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 29th day of May, 2012.

/s/ Loren O’Toole
Loren O’Toole

NORTHERN OIL AND GAS, INC.

Power of Attorney

of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORTHERN OIL AND GAS, INC., a Minnesota corporation, does hereby make, constitute and appoint MICHAEL L. REGER and THOMAS W. STOELK, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, and such other debt securities as are deemed necessary or desirable for creation, issue, and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 29th day of May, 2012.

/s/ Richard Weber
Richard Weber